UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2012

Date of Report (Date of earliest event reported)

MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Wellington Court, Lisle, Illinois 60532

(Address and zip code of principal executive offices)

(630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2012, Molex Incorporated issued a press release announcing its results of operations for the fourth quarter and full fiscal year ended June 30, 2012. A web cast to discuss earnings and current market conditions will be held on August 8, 2012. A copy of the press release is being furnished as Exhibit 99.1, and a copy of the slides to be presented at the web cast is being furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1        Press release of Molex Incorporated dated August 8, 2012

Exhibit 99.2        Slides of Molex Incorporated dated August 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED

Date: August 8, 2012	By:	/s/ Mark R. Pacioni
Mark R. Pacioni
Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of Molex Incorporated dated August 8, 2012

Exhibit 99.2	Slides of Molex Incorporated dated August 8, 2012

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